UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2012

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533 (1933 Act)	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 21, 2012, four wholly-owned subsidiaries of Cole Operating Partnership IV, LP, the operating partnership of Cole Credit Property Trust IV, Inc. (the “Company”), purchased four Benihana restaurant properties from four entities, which are not affiliated with the Company, its advisor or affiliates, as follows:
Benihana – Golden Valley, MN - Cole BN Golden Valley MN, LLC, a Delaware limited liability company, purchased from The Samurai, Inc., a New York corporation (“Samurai”), an approximately 10,000 square foot single-tenant retail building leased to Samurai and located in Golden Valley, MN (the “BN Golden Valley Property”), for a purchase price of approximately $5.4 million, exclusive of closing costs. The BN Golden Valley Property was constructed in 1980.

Benihana – Lauderdale by the Sea, FL - Cole BN Lauderdale FL, LLC, a Delaware limited liability, purchased from Benihana National of Florida Corp., a Delaware corporation (“Benihana National”), an approximately 9,000 square foot single-tenant retail building leased to Benihana National and located in Lauderdale by the Sea, FL (the “BN Lauderdale Property”), for a purchase price of approximately $4.5 million, exclusive of closing costs. The BN Lauderdale Property was constructed in 1971.

Benihana – Lombard, IL - Cole BN Lombard IL, LLC, a Delaware limited liability company, purchased from Benihana Lombard Corp., an Illinois corporation (“Benihana Lombard”), an approximately 9,000 square foot single-tenant retail building leased to Benihana Lombard and located in Lombard, IL (the “BN Lombard Property”), for a purchase price of approximately $5.4 million, exclusive of closing costs. The BN Lombard Property was constructed in 1984.

Benihana – The Woodlands, TX - Cole BN Woodlands TX, LLC, a Delaware limited liability company, purchased from Benihana Woodlands Corp., a Texas corporation (“Benihana Woodlands”), an approximately 8,000 square foot single-tenant retail building leased to Benihana Woodlands and located in Woodlands, TX (the “BN Woodlands Property”), for a purchase price of approximately $2.0 million, exclusive of closing costs. The BN Woodlands Property was constructed in 2001.
Each of the leases with Samurai, Benihana National, Benihana Lombard and Benihana Woodlands are guaranteed by Benihana National Corp., a Delaware corporation. The respective purchases of the BN Golden Valley Property, the BN Lauderdale Property, the BN Lombard Property and the BN Woodlands Property were funded with proceeds from the Company’s ongoing public offering of common stock. In connection with the property acquisitions described above, the Company paid an affiliate of Cole REIT Advisors IV, LLC, the Company’s advisor, aggregate acquisition fees of approximately $347,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2012	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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